UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2025

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Suite 1500E, Bethesda, Maryland 20814
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, Par Value $0.01 Per Share	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 30, 2025, Saul Holdings Limited Partnership (the "Partnership"), the operating partnership of Saul Centers, Inc. (the "Company"), entered into a Credit Agreement by and among the Partnership, as borrower; Wells Fargo Securities, LLC ("Wells Fargo Securities") as joint lead arranger and joint bookrunner; Wells Fargo Bank, National Association ("Wells Fargo"), as administrative agent; Capital One, National Association ("Capital One"), as syndication agent, joint lead arranger and joint bookrunner; U.S. Bank National Association ("US Bank"), as documentation agent and joint lead arranger; Truist Bank ("Truist"), as documentation agent and joint lead arranger; The Huntington National Bank ("Huntington"), as documentation agent and joint lead arranger; and Wells Fargo, Capital One, US Bank, Truist, Huntington, Associated Bank, National Association ("Associated Bank") and Atlantic Union Bank, as lenders (the "New Credit Agreement").
The New Credit Agreement replaces the Credit Agreement dated August 31, 2021, by and among the Partnership, as borrower; Wells Fargo Securities, as joint lead arranger and sole bookrunner; Wells Fargo, as administrative agent; Capital One, as syndication agent and joint lead arranger; TD Bank, N.A. ("TD Bank") and US Bank, as documentation agents; and Wells Fargo, Capital One, TD Bank, US Bank, Regions Bank, PNC Bank, National Association and Associated Bank, as lenders (the "Existing Credit Agreement").
The Existing Credit Agreement provided for a $525,000,000 senior unsecured credit facility comprised of a $425,000,000 revolving credit facility (the "Existing Revolving Line") and a $100,000,000 term loan (the “Existing Term Loan"). The Existing Revolving Line was scheduled to mature on August 29, 2025, and the Existing Term Loan was scheduled to mature on February 26, 2027.
The New Credit Agreement provides for a $600,000,000 senior unsecured credit facility (the "New Credit Facility") comprised of a $460,000,000 revolving credit facility (the "New Revolving Line") and a $140,000,000 term loan (the "New Term Loan"). The New Revolving Line has an initial maturity date of July 30, 2029, with a one-year extension option. The New Term Loan has an initial maturity date of July 28, 2028, with two one-year extension options.
The Company and certain subsidiaries of the Partnership have guaranteed the payment obligations of the Partnership under the New Credit Facility.
As of July 30, 2025, $326,000,000 is outstanding under the New Credit Facility, $140,000,000 of which is drawn under the New Term Loan and $186,000,000 of which is drawn under the New Revolving Line. As of July 30, 2025, approximately $106,900,000 was available and undrawn under the New Revolving Line and approximately $185,000 was committed for letters of credit.
In general, loan availability under the New Credit Facility is primarily determined by operating income from the Partnership's and certain of its subsidiaries' existing unencumbered properties. Interest accrues at the Secured Overnight Financing Rate ("SOFR") plus a spread of 1.35% to 1.95% under the New Revolving Line, and 1.30% to 1.90% under the New Term Loan, each as determined by certain leverage tests. As of July 30, 2025, the applicable spreads for borrowings under the New Revolving Line and the New Term Loan are 1.40% and 1.35%, respectively.
The New Credit Agreement, similar to the Existing Credit Agreement, contains a number of covenants related to the Partnership's ability to make investments, incur liens, and engage in certain affiliate transactions and major transactions, such as mergers. The Credit Agreement contains certain financial covenants, including, but not limited to:
•a maximum ratio of Total Indebtedness to Total Asset Value not to exceed 0.6 to 1.0;
•minimum Interest Coverage of not less than 2.0 to 1.0 on a trailing four consecutive fiscal quarters basis; and
•minimum Fixed Charge Coverage of not less than 1.4 to 1.0 on a trailing four consecutive fiscal quarters basis.
Capitalized terms used herein and not otherwise defined are defined in the New Credit Agreement, which is attached as an exhibit hereto. Some of the lenders and/or their affiliates have, from time to time, provided in the past, and may provide in the future, commercial lending services to the Company, the Partnership and their affiliates in the ordinary course of business.
The above summaries of the terms and conditions of the New Credit Agreement and the Existing Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the New Credit Agreement and the Existing Credit Agreement, respectively, which are filed as Exhibit 10.1 hereto and Exhibit 10.1 to the Company's Current Report on Form 8-K dated September 1, 2021, respectively.

Item 1.02. Termination of a Material Definitive Agreement.
The disclosure required by this Item 1.02 is included in Item 1.01 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Credit Agreement, dated July 30, 2025, by and among Saul Holdings Limited Partnership, as Borrower; Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner; Wells Fargo Bank, National Association, as Administrative Agent; Capital One, National Association, as Syndication Agent, Joint Lead Arranger and Joint Bookrunner; U.S. Bank National Association, as Documentation Agent and Joint Lead Arranger; Truist Bank, as Documentation Agent and Joint Lead Arranger; The Huntington National Bank, as Documentation Agent and Joint Lead Arranger; and Wells Fargo, Capital One, US Bank, Truist, Huntington, Associated Bank, National Association, and Atlantic Union Bank, as Lenders (the "Credit Agreement").

10.2
Guaranty dated July 30, 2025, by Saul Centers, Inc.; Saul Subsidiary I Limited Partnership; Saul Subsidiary II Limited Partnership; Briggs Chaney Plaza, LLC; 11503 Rockville Pike LLC; 1500 Rockville Pike LLC; Smallwood Village Center LLC; Westview Village Center LLC; and Metro Pike Center LLC, as Guarantors; in favor of Wells Fargo, as Administrative Agent for the lenders from time to time party to the Credit Agreement.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By:    /s/ Carlos L. Heard
                            Carlos L. Heard
Senior Vice President and Chief Financial Officer

Dated: August 5, 2025

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